UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2016

(Date of Report (date of earliest event reported)

GLOBAL INDEMNITY LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman	KY1-9008
(Address of principal executive offices)	(Zip Code)

1(345) 814-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

At 10:30 a.m., Irish time, on November 7, 2016 (the “Effective Time”), Global Indemnity plc, an Irish public limited company (“GI Ireland”), and Global Indemnity Limited, a Cayman Islands exempted company (“GI Cayman”) completed the previously disclosed scheme of arrangement under Irish law (the “Scheme of Arrangement”) that effected a transaction (the “Redomestication”) that resulted in the shareholders of GI-Ireland becoming shareholders of GI Cayman and GI Ireland becoming a subsidiary of GI Cayman. In accordance with the terms of the Scheme of Arrangement, the following steps occurred effectively simultaneously at the Effective Time:

1.	all of the existing GI Ireland A ordinary shares, par value $0.0001 per share and GI Ireland B ordinary shares, par value $0.0001 per share (together, the “GI Ireland ordinary shares”) (other than GI Ireland ordinary shares held by GI Cayman) were cancelled;

2.	the reserves created on cancellation of the GI Ireland ordinary shares were used to issue GI Ireland ordinary shares to GI Cayman; and

3.	in return for such issuance of new GI Ireland ordinary shares to GI Cayman, GI Cayman issued A ordinary shares, par value $0.0001 per share and GI Cayman B ordinary shares, par value $0.0001 per share (together the “GI Cayman ordinary shares”) to the former stockholders of GI Ireland. Each shareholder received one GI Cayman A ordinary share for each GI Ireland A ordinary share owned by such shareholder prior to the Scheme of Arrangement and one GI Cayman B ordinary share for each GI Ireland B ordinary share owned by such shareholder prior to the Scheme of Arrangement.

Prior to the Redomestication, the GI Ireland A ordinary shares were listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “GBLI” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with the Redomestication, GI Ireland requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) an application on Form 25 to strike the GI Ireland A ordinary shares from listing on Nasdaq and the GI Ireland A ordinary shares from registration under Section 12(b) of the Exchange Act.

The GI Cayman ordinary shares are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The issuance of the ordinary shares by GI Cayman in the Redomestication was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 3(a)(10) of the Securities Act. The GI Cayman A ordinary shares began trading on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Ireland ordinary shares previously traded, at the opening of Nasdaq on November 7, 2016.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Redomestication, GI Cayman and GI Ireland, as the case may be, entered into the following agreements:

Individual Employment Arrangements

The information under the heading “Individual Employment Arrangements” in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.

Amended and Restated Additional Redemption Agreement, Amended Shareholders Agreement, Confirmation Letter and Reaffirmation Agreements

In connection with the Redomestication, GI Cayman, GI Ireland and certain of GI Ireland’s subsidiaries entered into certain amendments and agreements to which GI Ireland and its subsidiaries were a party to prior to the effectiveness of the Scheme of Arrangement. In connection with, and effective upon, the completion of the Redomestication, GI Cayman and GI Ireland entered into an amendment and restatement of that Additional Redemption Agreement dated November 10, 2015 between the GI Ireland and certain of its investors (the “Amended and Restated Additional Redemption Agreement”), which is filed herewith as Exhibit 10.1. Pursuant to the Amended and Restated Additional Redemption Agreement, GI Cayman assumed the rights previously held by GI Ireland to redeem GI Cayman ordinary shares from certain entities affiliated with Fox Paine & Company LLC (“Fox Paine”) which expire year end 2019. In connection with, and effective upon, the completion of the Redomestication, GI Cayman and GI Ireland entered into an assignment and assumption agreement of GI Ireland’s Amended and Restated Shareholders Agreement dated July 2, 2010, as amended (the “Amended Shareholders Agreement”), which is filed herewith as Exhibit 10.2. Pursuant to the Amended Shareholders Agreement GI Cayman assumed all of the rights and obligations of GI Ireland under agreement, including the transfer restrictions, registration rights and other provisions contained therein. In connection with, and effective upon, the completion of the Redomestication, GI Cayman and GI Ireland entered into a confirmation letter with Fox Paine, waiving any fees owed to Fox Paine pursuant to the Amended and Restated Management Agreement dated October 31, 2013 (“Amended and Restated Management Agreement”) in connection with the Redomestication and assigning the Amended and Restated Management Agreement to GI Cayman (the “Confirmation Letter”), which is filed herewith as Exhibit 10.3. Additionally, Global Indemnity Reinsurance Company Ltd. and Global Indemnity Group, Inc., each a subsidiary of GI Ireland, entered into, in connection with, and effective upon, the completion of the Redomestication, reaffirmations of the guaranty agreements in favor of Fox Paine dated March 15, 2011 (the “Reaffirmation Agreements”), which are filed herewith as Exhibits 10.4 and 10.5. The Reaffirmation Agreements indemnify Fox Paine for the services provided to GI Ireland pursuant to its Amended and Restated Management Agreement with the Company, dated October 31, 2013, which was assumed by GI Cayman pursuant to the Confirmation Letter. In connection with, and effective upon, the completion of the Redomestication, GI Cayman entered into an agreement to assume the obligations of GI Ireland under Section 11.13 of the Stock Purchase Agreement dated October 16, 2014 among American Bankers Insurance Group, Inc., Global Indemnity Group, Inc., solely for the purposes of certain Sections and Article XI, Assurant, Inc. and, solely for the purposes of Article XI, GI Ireland (the “Stock Purchase Assumption Agreement”), which is filed herewith as Exhibit 10.6. Pursuant to the Stock Purchase Assumption Agreement, GI Cayman assumed the obligations of GI Ireland to guarantee the obligations of Global Indemnity Group, Inc. under the Stock Purchase Agreement.

Copies of the Amended and Restated Additional Redemption Agreement, the Amended Shareholders Agreement, the Confirmation Letter, the Reaffirmation Agreements and the Stock Purchase Assumption Agreement (collectively, the “Agreements”) are filed herewith and are incorporated into this Item 1.01 by reference. The foregoing summary of the Agreements is qualified in its entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.

Deed Poll and Indemnification Agreements

The information under the heading “Deed Poll and Indemnification Agreements” in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.

Supplemental Indenture

On November 7, 2016, each of GI Cayman, GI Ireland and Wells Fargo Bank, National Association, as Trustee, entered into a First Supplemental Indenture, dated November 7, 2016, to the Indenture dated as of August 12, 2015 (the “Supplemental Indenture”).

Pursuant to the Supplemental Indenture, GI Cayman has expressly assumed the obligations of GI Ireland under the Indenture, including the obligations of GI Ireland under the outstanding securities issued pursuant to such Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the relevant Supplemental Indenture, which is filed as Exhibit 4.2 hereto and is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

As described above under the heading “Background,” on November 7, 2016, pursuant to the Redomestication, all of the existing GI Ireland ordinary shares were cancelled, the reserves created on cancellation of the GI Ireland ordinary shares were used to issue GI Ireland ordinary shares to GI Cayman and, in return for such issuance of new GI Ireland ordinary shares to GI Cayman, GI Cayman issued GI Cayman ordinary shares to former holders of GI Ireland ordinary shares (other than GI Cayman) on a one-for-one basis. This resulted in the issuance of approximately 17,597,230 GI Cayman ordinary shares (which includes A ordinary shares and B ordinary shares). The terms and conditions of the issuance of the securities in connection with the Redomestication were sanctioned by the High Court of Ireland pursuant to orders issued on October 21, 2016 and on November 3, 2016 after a hearing upon the fairness of such terms and conditions at which all holders of GI Ireland ordinary shares had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act by virtue of Section 3(a)(10) thereof.

Item 3.03.	Material Modification to Rights of Security Holders.

Ordinary Shares

The information above under the heading “Background” is incorporated by reference into this Item 3.03. GI Cayman adopted its amended and restated memorandum of association on November 4, 2016, a copy which was included in GI Ireland’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 15, 2016 and mailed to GI Ireland ordinary shareholders on or about July 15, 2016 (the “Redomestication Proxy Statement”). The description of the rights of holders of GI Cayman ordinary shares and the comparison thereof to the rights of holders of GI Ireland ordinary shares included under the headings “Description of Global Indemnity Limited Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in the Redomestication Proxy Statement are incorporated by reference into this Item 3.03. A copy of GI Cayman’s amended and restated memorandum of association is filed herewith as Exhibit 3.3 and is incorporated by reference into this Item 3.03, and the foregoing information is qualified in its entirety by reference to Exhibit 3.3. A specimen of the share certificate evidencing GI Cayman ordinary shares is filed herewith as Exhibit 4.1.

Item 5.01.	Changes in Control of Registrant.

The information above under the heading “Background” with respect to GI Ireland is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executives

As previously announced in GI Ireland’s Current Report on Form 8-K filed on September 20, 2016, as of November 7, 2016, following completion of the Redomestication, the directors and executive officers of GI Ireland immediately prior to the completion of the Redomestication became the directors and executive officers of GI Cayman. GI Cayman’s directors (which will be subject to an election at the 2017 annual general meeting of GI Cayman) are Saul A. Fox, Joseph W. Brown, Raphael L. de Balmann, Seth J. Gersch, John H. Howes, Bruce Lederman and Cynthia Y. Valko. In addition, as of November 7, 2016, following completion of the Redomestication, GI Cayman’s Board of Directors replicated the committees of the Board of Directors that previously were in place for GI Ireland, which consist of an Audit Committee; a Compensation & Benefits Committee; an Investment Committee; an Enterprise Risk Committee; a Nominating Committee; a Governance Committee; and an Executive Committee.

Individual Employment Arrangements

In connection with, and effective upon, the completion of the Redomestication, GI Cayman and/or its subsidiaries assumed the existing liabilities, obligations and duties of GI Ireland and/or its subsidiaries under the individual employment arrangements by and between GI Ireland and/or its subsidiaries and each of the following named executive officers: Cynthia Y. Valko, William J. Devlin, Jr., Stephen Green, Thomas M. McGeehan, and Matthew B. Scott (collectively, the “Employment Agreements”). The Employment Agreements also were amended as appropriate to reflect the completion of the Redomestication. GI Cayman entered into a new Employment Agreement with Cynthia Y. Valko in connection with her continued employment as Chief Executive Officer, which agreement is filed herewith as Exhibit 10.7. Ms. Valko’s employment agreement with GI Cayman preserves the general operative provisions of the employment agreement that was in place between Ms. Valko and GI Ireland immediately before the Redomestication, including the expiration of the term of the agreement, and reflects other non-material changes to the terms of such agreement. The Employment Agreement amendment with William J. Devlin, Jr. is filed herewith as Exhibit 10.8. The Employment Agreement amendment with Stephen Green is filed herewith as Exhibit 10.9. The Employment Agreement amendment with Thomas M. McGeehan is filed herewith as Exhibit 10.10. The Employment Agreement amendment with Matthew B. Scott is filed herewith as Exhibit 10.11. Copies of the applicable Employment Agreement and amendments to Employment Agreements described above (together, the “Employment Agreement and Amendments”) are filed herewith and are incorporated into this Item 5.02 by reference. The foregoing summary of the Employment Agreement and Amendments is qualified in its entirety by reference to Exhibits 10.7, 10.8, 10.9, 10.10 and 10.11.

Deed Poll and Indemnification Agreements

GI Cayman entered into a deed poll in favor of its shareholders for certain tax liabilities that may be incurred from time to time (the “Deed Poll”), which is filed herewith as Exhibit 10.12. GI Cayman and GI Ireland also entered into an assignment and assumption agreement related to the Indemnification Agreement, dated as of July 2, 2010 between United America Indemnity Ltd. and Fox Paine Capital Fund II International, L.P. (the “Fox Paine Indemnification Agreement”), which is filed herewith as Exhibit 10.13. GI Cayman also entered into the form of assignment and assumption agreement with its directors and officers, related to the Indemnification Agreement, dated as of July 2, 2010 between United America Indemnity Ltd. and such directors and officers (the “D&O Indemnification Agreement” and together with the Fox Paine Indemnification Agreement, the “Indemnification Agreements”). In connection with the Fox Paine Indemnification Agreement, GI Cayman has assumed GI Ireland’s obligations to indemnify Fox Paine for certain tax matters related to the Company’s change in jurisdiction in 2010. In connection with, and effective upon, the completion of the Redomestication, GI Cayman has assumed GI Ireland’s obligations pursuant to the D&O Indemnification Agreements substantially in the form filed herewith as Exhibit 10.14 with each of GI Cayman’s directors and its officers. The D&O Indemnification Agreements provide that GI Cayman will indemnify the indemnitees to the fullest extent permitted by Cayman law against claims related to each indemnitee’s service to (or at the request of) GI Cayman, except in certain circumstances, including: (i) where payment is actually made or then due (A) under an insurance policy, (B) pursuant to an agreement between indemnitee and GI Cayman or other entity served by indemnitee at the request of GI Cayman or (C) under the governing documents of GI Cayman or other entity served by indemnitee at the request of GI Cayman; (ii) in connection with a proceeding initiated by indemnitee, unless such proceeding was authorized by the GI Cayman board of directors or falls within certain limited exceptions specifically provided for in the D&O Indemnification Agreements; and (iii) where the indemnitee is found, in a final and non-appealable judgment of a court of competent jurisdiction, to be liable for fraud or willful misconduct. The D&O Indemnification Agreements also provide that any and all indemnifiable expenses shall, if so requested by the indemnitee, be advanced promptly as they are incurred, provided that the indemnitee must repay any such expense advance if it is determined in a final and non-appealable judgment of a court of competent jurisdiction that the indemnitee is not entitled to be indemnified against such expense.

Copies of the Deed Poll and the Indemnification Agreements are filed herewith and are incorporated into this Item 5.02 by reference. The foregoing summary of the Deed Poll and Indemnification Agreements is qualified in its entirety by reference to Exhibits 10.12, 10.13 and 10.14.

Employee Stock Plans and Awards

In connection with, and effective upon, the completion of the Redomestication, GI Cayman assumed the existing liabilities, obligations and duties of GI Ireland under the compensation and equity incentive plans maintained by GI Ireland, whereby GI Cayman assumed (a) (i) the sponsorship of the Global Indemnity plc Share Incentive Plan, as amended (the “Share Incentive Plan”), which plan had been originally approved by GI Ireland’s shareholders on June 11, 2014, and (ii) the then-outstanding awards granted under the Share Incentive Plan, including for purposes of granting future awards thereunder in accordance with the terms thereof, (b) the sponsorship of the Global Indemnity plc Annual Incentive Awards Program (the “AIP”) and the then-outstanding awards granted under the AIP, including for purposes of granting future awards thereunder in accordance with the terms thereof, and (c) the then-outstanding awards granted under the Global Indemnity plc Share Incentive Plan, as amended, which plan had expired pursuant to its terms on September 5, 2013.

Additionally, in connection with, and effective upon, the completion of the Redomestication, GI Cayman amended and restated the Share Incentive Plan and the AIP (together, the “Plans”) to reflect GI Cayman’s assumption of the sponsorship thereof and other changes deemed necessary or appropriate to reflect the completion of the Redomestication.

Furthermore, in connection with, and effective upon, the completion of the Redomestication, the assumed awards described above were adjusted to cover GI Cayman A ordinary shares, rather than GI Ireland A ordinary shares, on a one-for-one basis.

Copies of the amended and restated Plans are filed herewith and are incorporated into this Item 5.02 by reference. The foregoing summary of the amended and restated Share Incentive Plan and AIP is qualified in its entirety by reference to Exhibits 10.15 and 10.16.

Item 8.01.	Other Events.

CUSIP

The CUSIP number for the GI Cayman A ordinary shares issued in place of the GI Ireland A ordinary shares is G3933F 105 and the CUSIP number for the GI Cayman B ordinary shares issued in place of the GI Ireland B ordinary shares is G3933F 113. The CUSIP number for the subordinated notes assumed by GI Cayman is G3933F 121.

Press Release

On November 7, 2016, GI Cayman issued a press release announcing the completion of the Redomestication. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Background

The information under the heading “Background” in this Form 8-K is incorporated by reference into this Item 8.01.

Registration Statements

In connection with the effectiveness of the Redomestication, on the date hereof, (i) GI Cayman expects to file with the SEC Post-Effective Amendments to Registration Statements on Form S-3 (File Nos. 333-205451 and File No. 333-202804) (the “S-3 Post-Effective Amendments”) and (ii) GI Cayman expects to file with the SEC Post-Effective Amendments to Registration Statements on Form S-8 (File Nos. 333-125175-99, 333-122569-99, and 333-115178-99), (the “S-8 Post-Effective Amendments”, together with the S-3 Post-Effective Amendments, the “Registration Statements”).

Pursuant to the S-3 Post-Effective Amendments and the S-8 Post-Effective Amendments, among other things, GI Cayman will expressly adopt the relevant Registration Statements as its own registration statements for all purposes of the Securities Act and the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Certificate of Incorporation of Global Indemnity Limited

3.2	Certificate of Incorporation on Change of Name of Global Indemnity Limited

3.3	Amended and Restated Memorandum and Articles of Association of Global Indemnity Limited

4.1	Specimen Share Certificate (evidencing the common shares of Global Indemnity Limited)

4.2	First Supplemental Indenture, dated November 7, 2016, among Global Indemnity Limited, Global Indemnity plc and Wells Fargo Bank, National Association, as Trustee, to the Indenture dated as of August 12, 2015

10.1	Amended and Restated Additional Redemption Agreement, dated as of November 7, 2016, between Global Indemnity Limited, Global Indemnity plc and the other parties listed therein

10.2	Assignment and Assumption Agreement, dated as of November 7, 2016, between Global Indemnity Limited and Global Indemnity plc

10.3	Confirmation Letter, dated as of November 7, 2016, between Global Indemnity Limited, Global Indemnity plc, Global Indemnity (Cayman) Limited and Fox Paine & Company, LLC

10.4	Reaffirmation Agreement, dated as of November 7, 2016, by Global Indemnity Group, Inc.

10.5	Reaffirmation Agreement, dated as of November 7, 2016, by Global Indemnity Reinsurance Company, Ltd.

10.6	Assignment and Assumption Agreement, dated as of November 7, 2016, among Global Indemnity Limited, Global Indemnity plc, Global Indemnity Group, Inc., American Bankers Insurance Group, Inc., and Assurant, Inc.

10.7	Executive Employment Agreement with Cynthia Y. Valko, dated November 7, 2016

10.8	Amendment to Executive Employment Agreement with William J. Devlin, Jr., dated November 7, 2016

10.9	Amendment to Executive Employment Term Sheet with Stephen Green, dated November 7, 2016

10.10	Amendment to Executive Employment Agreement with Thomas M. McGeehan, dated November 7, 2016

10.11	Amendment to Executive Employment Agreement with Matthew B. Scott, dated November 7, 2016

10.12	Deed Poll, dated as of November 7, 2016, by Global Indemnity Limited

10.13	Assignment and Assumption Agreement, dated as of November 7, 2016, between Global Indemnity Limited, Global Indemnity plc and Fox Paine Capital Fund II International L.P.

10.14	Form of Assignment and Assumption Agreement, dated as of , 2016, between Global Indemnity Limited, Global Indemnity plc, United America Indemnity, Ltd. and certain directors and officers of who may become a party thereto

10.15	Global Indemnity Limited Share Incentive Plan, as amended and restated and effective as of November 7, 2016

10.16	Global Indemnity Limited Annual Incentive Awards Program, as amended and restated and effective as of November 7, 2016

99.1	Press Release dated November 7, 2016

99.2	“Description of Global Indemnity Limited Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” (Incorporated by reference to the sections so entitled of Global Indemnity plc’s Proxy Statement Schedule 14A filed on July 15, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Limited

Date: November 7, 2016	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer